UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event report) May 20, 1999 (May 17, 1999)
                                                  ---------------------------

                         CITIZENS FIRST FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   1-4274            37-1351861
   (State or other jurisdiction of     (Commission         IRS Employer
   incorporation or organization)      File Number)      Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Total Pages:  3





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                         Exhibit Index appears on Page 2






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Item 5. Other Events

Citizens First Financial Corp., the parent company of Citizens Savings Bank, announced the start of a stock repurchase program of 5% of its outstanding shares of common stock.

A press release announcing the approval of the stock repurchase program is attached as Exhibit 99.1.


                                  Exhibit Index
                                  -------------
Exhibit No.                                                            Page
----------                                                             ----
99.1                   Press release dated May 17, 1999                  3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 20, 1999                 By:  /s/ C. William Landefeld
                                          --------------------------------------
                                          C. William Landefeld
                                          President and Chief Executive Officer



Dated:   May 20, 1999                 By:  /s/ Dallas G. Smiley
                                          --------------------------------------
                                          Dallas G. Smiley
                                          Senior Vice-President and
                                          Chief Financial Officer





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